Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

dated as of February 15, 2017,

by and among

POPEYES LOUISIANA KITCHEN, INC.,

as the Borrower,

the Domestic Subsidiaries of the Borrower party hereto,

as the Guarantors,

the Lenders party hereto,

as Lenders,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

Swingline Lender and Issuing Lender

BANK OF AMERICA, N.A.,

as Syndication Agent

CAPITAL ONE, N.A.

and

REGIONS BANK,

as Co-Documentation Agents

WELLS FARGO SECURITIES, LLC

and

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

as Joint Lead Arrangers and Joint Bookrunners

CID Number: 000010703

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of February 15, 2017, is by and among POPEYES LOUISIANA KITCHEN, INC., a Minnesota corporation (the “Borrower”), the Guarantors party hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”), and the Lenders party hereto.

W I T N E S E T H

WHEREAS, the Borrower, the Guarantors, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of January 22, 2016 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement);

WHEREAS, the Borrower has requested that the Lenders (i) increase the aggregate amount of the Revolving Credit Commitments to $400 million pursuant to Section 5.13 of the Credit Agreement and (ii) make certain other amendments to the Credit Agreement as set forth herein;

WHEREAS, concurrently with the effectiveness of this Amendment, each of (i) Cadence Bank, N.A., (ii) Compass Bank, (iii) First Tennessee Bank National Association and (iv) PNC Bank, National Association (collectively, the “New Lenders”) has agreed to become a Lender under the Credit Agreement and the Lenders party hereto (including the New Lenders) have agreed to provide such increase to the aggregate amount of the Revolving Credit Commitments (the “Incremental Loan Commitments”) to the Borrower, as set forth in Sections 2.1 and 2.2 hereof in the amounts and subject to the conditions set forth herein;

WHEREAS, the Lenders party hereto have agreed to amend the Credit Agreement, in each case subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENT TO CREDIT AGREEMENT

As of the First Amendment Effective Date (as hereinafter defined), the Credit Agreement is hereby amended in the following respects:

1.1       Amendment to the definition of “Revolving Credit Commitment”.     The last two sentences in the definition of “Revolving Credit Commitment” in Section 1.1 of the Credit Agreement are hereby amended in their entireties to read as follows:

The aggregate Revolving Credit Commitments of all the Lenders on the First Amendment Effective Date are $400,000,000. The Revolving Credit Commitment of each Lender as of the First Amendment Effective Date is set forth opposite the name of such Lender on Schedule 2.1.

1.2       Amendment to Section 1.1.     The following new definition is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“First Amendment Effective Date” means February 15, 2017.

1.3       Amendment to Section 8.13(b).     Section 8.13(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

(b)       If any material assets are acquired by the Borrower or any Guarantor after the Closing Date (other than (i) assets constituting Collateral under the Collateral Agreement that become subject to the Lien of the Collateral Agreement upon acquisition thereof and (ii) any fee owned real property assets), the Borrower will notify the Administrative Agent thereof, and, if requested by the Administrative Agent or the Required Lenders, the Borrower will cause such assets to be subjected to a Lien securing the Obligations and will take, and cause the Guarantors to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section, all at the expense of the Credit Parties.

1.4       Amendment to Schedule 2.1. Schedule 2.1 to the Credit Agreement is hereby amended and restated in its entirety to read as provided on Schedule 2.1 attached hereto.

ARTICLE II

LENDER JOINDER AND

INCREMENTAL LOAN COMMITMENTS

2.1       Lender Joinder.     Each New Lender, by its execution of this Amendment, hereby acknowledges, agrees and confirms (i) its Revolving Credit Commitment in an aggregate amount for such New Lender as set forth on Schedule 2.1 attached hereto and its obligation to make its portion of the Revolving Credit Loans to the Borrower from time to time in accordance with the provisions of the Credit Agreement and (ii) that such New Lender will, as of the First Amendment Effective Date, be a party to the Credit Agreement and be bound by the provisions of the Credit Agreement and have the rights and obligations of a Lender thereunder.

2.2       Incremental Loan Commitments.     Each Lender providing an Incremental Loan Commitment hereunder (including the New Lenders), by its execution of this Amendment,

hereby acknowledges, agrees and confirms its Revolving Credit Commitment in the aggregate principal amount for such Lender as set forth on Schedule 2.1 attached hereto (which includes the Incremental Loan Commitments for such Lender) and its obligation to make its portion of the Revolving Credit Loans to the Borrower from time to time in accordance with the provisions of the Credit Agreement. Each of the parties hereto acknowledges and agrees that, after giving effect to this Amendment, the Borrower shall have established all of the Incremental Loan Commitments permitted under Section 5.13 of the Credit Agreement and thereafter there shall be no additional Incremental Loan Commitments established or Incremental Term Loans made pursuant to Section 5.13 of the Credit Agreement.

ARTICLE III

CONDITIONS

3.1       Closing Conditions.     This Amendment shall be deemed effective as of the date set forth above (the “First Amendment Effective Date”) upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent):

(a)       Executed Amendment.     The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties, the Administrative Agent and the Required Lenders (including the Lenders providing Incremental Loan Commitments and the New Lenders).

(b)       Closing Certificates; Etc.     The Administrative Agent shall have received each of the following in form and substance reasonably satisfactory to the Administrative Agent:

(i)       Officer’s Certificate.     A certificate from a Responsible Officer of the Borrower to the effect that (A) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing and (B) each of the representations and warranties of the Credit Parties contained in the Credit Agreement are true, correct and complete in all material respects, except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true, correct and complete in all respects, as of the date hereof (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date).

(ii)      Officer’s Compliance Certificate.     An Officer’s Compliance Certificate from the Borrower demonstrating that the Borrower is in compliance on a pro forma basis with the Financial Covenants both before and after giving effect to (1) the Incremental Loan Commitments set forth herein, (2) the making of any Incremental Loan pursuant thereto and (3) any Permitted Acquisition consummated in connection therewith (if any).

(iii)     Certificate of Secretary of each Credit Party.     A certificate of a Responsible Officer of each Credit Party (A) certifying that such Credit Party has not modified its articles of incorporation or bylaws since the Closing Date or, if such documents have not previously been delivered or have been so modified, attaching copies of such documents and (B) resolutions duly adopted by the board of directors (or other governing body) of such Credit Party authorizing and approving this Amendment and the execution, delivery and performance of this Amendment.

(iv)     Certificates of Good Standing.     Certificates as of a recent date of the good standing of each Credit Party under the laws of its jurisdiction of organization.

(v)      Opinions of Counsel.     Favorable opinions of counsel to the Credit Parties addressed to the Administrative Agent and the Lenders with respect to the Credit Parties and this Amendment executed in connection herewith and such other matters as the Lenders shall request (which such opinions shall expressly permit reliance by permitted successors and assigns of the addressees thereof).

(c)       Note.     The Borrower shall have executed and delivered to each New Lender a Revolving Credit Note.

(d)       Upfront Fees.     The Administrative Agent shall have received, for the account of each Lender providing an Incremental Loan Commitment hereunder, an upfront fee in an amount equal to 25 basis points on the aggregate amount the Incremental Loan Commitment of such Lender.

(e)       Other Fees and Out of Pocket Costs.     The Borrower shall have paid any and all reasonable out-of-pocket costs incurred by the Administrative Agent (including the fees and expenses Moore & Van Allen PLLC as legal counsel to the Administrative Agent), and all other fees and other amounts payable to the Administrative Agent, in each case in connection with the negotiation, preparation, execution and delivery of this Amendment.

ARTICLE IV

MISCELLANEOUS

4.1       Amended Terms.     On and after the date hereof, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

4.2       Representations and Warranties of the Credit Parties.     Each of the Credit Parties represents and warrants as follows:

(a)       Each Credit Party has all requisite power and authority and has taken all necessary corporate and other action, to authorize the execution, delivery and performance of this Amendment in accordance with its terms.

(b)       This Amendment has been duly executed and delivered by the duly authorized officers of each Credit Party that is a party hereto and constitutes the legal, valid and binding obligation of each Credit Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c)       No consent or authorization of, filing with, or other act in respect of, an arbitrator or Governmental Authority and no consent of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment.

(d)       After giving effect to this Amendment, the representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the date hereof (except for (i) those which expressly relate to an earlier date and (ii) those that are qualified by materiality or reference to Material Adverse Effect, which are true and correct in all respects).

(e)       After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)       The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Encumbrances.

(g)       Except as specifically provided in this Amendment, the Obligations of the Credit Parties are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

4.3       Reaffirmation of Obligations.     Each Credit Party hereby ratifies the Credit Agreement and each other Loan Document to which it is a party and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and each other Loan Document to which it is a party applicable to it and (b) that it is responsible for the observance and full performance of its respective obligations under the Loan Documents.

4.4       Loan Document.     This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

4.5       Expenses.     The Borrower agrees to pay all reasonable costs and expenses of Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

4.6       Entirety.     This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

4.7       Counterparts; Telecopy.     This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

4.8       GOVERNING LAW.     THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

4.9       Successors and Assigns.     This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

4.10     Consent to Jurisdiction; Service of Process; Waiver of Jury Trial.     The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 12.5 and 12.6 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[Signature pages to follow]

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:	POPEYES LOUISIANA KITCHEN, INC.,
a Minnesota corporation

	By:	/s/ William P. Matt
	Name:	William P. Matt
	Title:	Chief Financial Officer

GUARANTOR:	AFC PROPERTIES, INC.,
a Georgia corporation

	By:	/s/ William P. Matt
	Name:	William P. Matt
	Title:	Treasurer

POPEYES LOUISIANA KITCHEN, INC.

FIRST AMENDMENT

AGENT AND LENDERS:	WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent,
Swingline Lender, Issuing Lender and Lender

	By:	/s/ Maureen S. Malphus
	Name:	Maureen S. Malphus
	Title:	Vice President

POPEYES LOUISIANA KITCHEN, INC.

FIRST AMENDMENT

BANK OF AMERICA, N.A., as Lender

By:	/s/ Anthony Luppino
Name:	Anthony Luppino
Title:	Vice President

POPEYES LOUISIANA KITCHEN, INC.

FIRST AMENDMENT

CAPITAL ONE, N.A., as Lender

By:	/s/ Kiel Johnson
Name:	Kiel Johnson
Title:	Vice President

POPEYES LOUISIANA KITCHEN, INC.

FIRST AMENDMENT

REGIONS BANK, as Lender

By:	/s/ Scott C. Tocci
Name:	Scott C. Tocci
Title:	Managing Director

POPEYES LOUISIANA KITCHEN, INC.

FIRST AMENDMENT

CADENCE BANK, N.A., as Lender

By:	/s/ John M. Huss
Name:	John M. Huss
Title:	Managing Director

POPEYES LOUISIANA KITCHEN, INC.

FIRST AMENDMENT

COMPASS BANK, as Lender

By:	/s/ Mike Mitchell
Name:	Mike Mitchell
Title:	Senior Vice President

POPEYES LOUISIANA KITCHEN, INC.

FIRST AMENDMENT

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Todd S. Jones
Name:	Todd S. Jones
Title:	Authorized Signatory

POPEYES LOUISIANA KITCHEN, INC.

FIRST AMENDMENT

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Robb Hoover
Name:	Robb Hoover
Title:	Vice President

POPEYES LOUISIANA KITCHEN, INC.

FIRST AMENDMENT

SCHEDULE 2.1

Commitments

Lender	Revolving Credit Commitment	Commitment Percentage

Wells Fargo Bank, National Association	$80,000,000.00	20.000000000%

Bank of America, N.A.	$80,000,000.00	20.000000000%

Capital One, N.A.	$55,000,000.00	13.750000000%

Regions Bank	$55,000,000.00	13.750000000%

Compass Bank	$30,000,000.00	7.5000000000%

First Tennessee Bank National Association	$30,000,000.00	7.5000000000%

PNC Bank, National Association	$30,000,000.00	7.5000000000%

Fifth Third Bank	$25,000,000.00	6.250000000%

Cadence Bank, N.A.	$15,000,000.00	3.750000000%

TOTAL:	$400,000,000.00	100.000000000%